ReliaStar Life Insurance Company

and its

Separate Account N

Voya Encore/Voya Encore Flex

Supplement Dated August 30, 2024 to the

Contract Prospectus dated April 30, 2012, and Notice Document dated May 1, 2024, as amended

This supplement updates and amends certain information contained in your variable annuity contract prospectus and notice document. Please read it carefully and keep it with your contract prospectus and your notice document, for future reference. Capitalized terms not defined in this supplement shall have the meaning given to them in the contract prospectus and notice document.

NOTICE OF IMPORTANT INFORMATION

ABOUT THE INVESTMENT ADVISER

Amundi Asset Management US, Inc. (the “Adviser”), the investment adviser to the Pioneer High Yield VCT Portfolio (Class I) (the “fund”), is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.

The closing of the Transaction would cause the fund’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the fund’s Board of Trustees will be asked to approve a reorganization of the fund into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the fund would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the fund will be submitted to the shareholders of the fund for their approval. There is no assurance that the Board or the shareholders of the fund will approve the proposal to reorganize the fund.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting us at:

Customer Service

P.O. Box 5050

Minot, ND 58702-5050

1-800-884-5050

Please retain this supplement for future reference.

X.120636-24A	August 2024